EXHIBIT 24.1
POWER OF ATTORNEY
Know by all these presents, that each of the undersigned do hereby constitute and appoint Ashley Sekimoto, signing singly, as each of the undersigned’s true and lawful attorney-in-fact to:
(1)
prepare, execute for and on behalf of each of the undersigned, in each of the undersigned’s name, place and stead in any and all capacities related to securities held by each of the undersigned, any and all filings by each of the undersigned or each of Steven R. Becker, Matthew A. Drapkin, BC Advisors, LLC (“BC Advisors”), Becker Drapkin Management, L.P. (“BD Management”), Becker Drapkin Partners (QP), L.P. (“Becker Drapkin QP”), Becker Drapkin Partners, L.P. (“Becker Drapkin LP”), BD Partners I, L.P. (“BD Partners I”, and together with Mr. Becker, Mr. Drapkin, BC Advisors, BD Management, Becker Drapkin QP, Becker Drapkin LP and BD Partners I, the “Companies”) with the United States Securities and Exchange Commission (the “SEC”) (a) pursuant to Section 13 of the Securities Exchange Act of 1934 and the rules thereunder, as amended, and (b) pursuant to Section 16 of the Securities Exchange Act of 1934 and the rules thereunder, as amended, and with respect to either of the foregoing clauses (a) and (b), any other forms or reports each of the undersigned or the Companies may be required to file in connection with each of the undersigned’s ownership, acquisition, or disposition of securities in Hot Topic, Inc.;

(2)
do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete, execute and deliver any such filing as described in paragraph (1) above, or other form or report, and timely file such form or report with the SEC and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of each of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

Each of the undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each of the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of each of the undersigned, is not assuming, nor are the Companies assuming, each of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Securities Exchange Act of 1934 and the rules thereunder, as amended.
This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file any such filing as described in paragraph (1) above, unless earlier revoked by each of the undersigned in a signed writing delivered to the foregoing attorney-in-fact.
IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of November 24, 2010.

BECKER DRAPKIN MANAGEMENT, L.P.

By:	BC Advisors, LLC
Its:	General Partner

By:	/s/ Steven R. Becker

Name:	Steven R. Becker
Title:	Co-Managing Member

BECKER DRAPKIN PARTNERS (QP), L.P.

By:	Becker Drapkin Management, L.P.
Its:	General Partner

By:	BC Advisors, LLC
Its:	General Partner

By:	/s/ Steven R. Becker

Name:	Steven R. Becker
Title:	Co-Managing Member

BECKER DRAPKIN PARTNERS, L.P.

By:	Becker Drapkin Management, L.P.
Its:	General Partner

By:	BC Advisors, LLC
Its:	General Partner

By:	/s/ Steven R. Becker

Name:	Steven R. Becker
Title:	Co-Managing Member

BD PARTNERS I, L.P.

By:	Becker Drapkin Management, L.P.
Its:	General Partner

By:	BC Advisors, LLC
Its:	General Partner

By:	/s/ Steven R. Becker

Name:	Steven R. Becker
Title:	Co-Managing Member

BC ADVISORS, LLC

By:	/s/ Steven R. Becker

Name:	Steven R. Becker
Title:	Co-Managing Member

STEVEN R. BECKER

/s/ Steven R. Becker

MATTHEW A. DRAPKIN

/s/ Matthew A. Drapkin